FIRST AMERICAN INVESTMENT FUNDS, INC.
Tactical Market Opportunities Fund
Supplement dated October 12, 2010 to the Prospectus
This information supplements the Prospectus for Tactical Market Opportunities Fund dated December 30, 2009.
1. The fourth paragraph in the section of the Prospectus entitled “Fund Summary — Tactical Market Opportunities Fund — Principal Investment Strategies” is deleted in its entirety and replaced with the following paragraph:
The fund generally gains exposure to the above asset classes by investing in derivative instruments and exchange-traded funds (“ETFs”), except that the fund invests directly in U.S. Treasury obligations, foreign government obligations that have an investment grade rating from at least one rating agency, and money market funds, including affiliated money market funds.
2. The following paragraph is inserted after the eighth paragraph in the section of the Prospectus entitled “Fund Summary — Tactical Market Opportunities Fund — Principal Investment Strategies”:
The foreign government obligations that the fund may purchase may be non-dollar denominated or dollar denominated. While the foreign government obligations that the fund may purchase must have an investment grade rating from at least one rating agency, it is possible that such obligations will be issued by governments of emerging market countries. If the rating of a security is reduced below investment grade after purchase, the fund is not required to sell the security, but may consider doing so.
3. The first sentence of the section of the Prospectus entitled “Fund Summary — Tactical Market Opportunities Fund — Principal Risks — Foreign Securities and Emerging Markets Risk” is deleted in its entirety and replaced with the following:
The fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency and in other instruments that give it exposure to foreign securities, including securities of emerging markets issuers.
4. The following section is inserted after the section of the Prospectus entitled “Fund Summary — Tactical Market Opportunities Fund — Principal Risks — Frequent Trading Risk”:
International Investing Risk. The fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency. Investing in these securities involves risks not typically associated with U.S. investing. These risks include:
Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.
Foreign Tax Risk. The fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.
Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
FAIF-TMOPRO

FIRST AMERICAN INVESTMENT FUNDS, INC.
Tactical Market Opportunities Fund
Supplement dated October 12, 2010 to the Statement of Additional Information
This information supplements the Statement of Additional Information for Tactical Market Opportunities Fund dated December 30, 2009.
1. The first sentence of the section of the Statement of Additional Information entitled “Additional Information Concerning Fund Investments — Foreign Securities — General” is deleted in its entirety and replaced with the following:
As a principal investment strategy, the Fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency and in instruments that provide exposure to foreign securities.
2. The first sentence of the section of the Statement of Additional Information entitled “Additional Information Concerning Fund Investments — Foreign Securities — Emerging Markets” is deleted in its entirety and replaced with the following:
The Fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency, including obligations of governments of emerging market countries, and in other instruments that give it exposure to securities issued by the governmental and corporate issuers that are located in emerging market countries.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TMO-SAI-STK#2